SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2008

PLATINA ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28335	84-108043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

14850 Montfort Dr., Suite 131 Dallas, Texas 75254	82001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 458-9600

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends Item 9.01 of its Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 9, 2008.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Enhanced Oil Recovery Technologies, Inc., a Nevada corporation, the Business Acquired:

(i)	Report of Independent Registered Public Accounting Firm

(ii)	Balance Sheet as of March 31, 2008

(iii)	Statements of Operation for the period March 14, 2008 through March 31, 2008

(iv)	Statements of Changes in Stockholders' Equity for the period March 14, 2008 through March 31, 2008

(v)	Statements of Cash Flows for the period March 14, 2008 through March 31, 2008

(vi)	Notes to Financial Statements

(b)	Pro Forma Financial Information.

(i)	Unaudited Pro Forma Balance Sheet

(ii)	Unaudited Pro Forma Statements of Operation

(iii)	Notes to Pro Forma Consolidated Condensed Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platina Energy Group Inc.

Date: June 16, 2008	By:	/s/ Blair J. Merriam
Name: Blair J. Merriam
Title: Chief Executive Officer

Report of Independent Registered Public Accounting Firm	F-1

Pro Forma Financial Information - Platina Energy Group Inc. & Subsidiaries

Unaudited Pro Forma Balance Sheet	F-1

Unaudited Pro Forma Statements of Operations for Year Ended March 31, 2008	F-2

Unaudited Pro Forma Statements of Operations for Three Months Ended March 31, 2008	F-3

Notes to Pro Forma Consolidated Condensed Financial Statements	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors and Stockholders of
Enhanced Oil Recovery Technologies, Inc.
Cheyenne, Wyoming

We have audited the accompanying balance sheet of Enhanced Oil Recovery Technologies, Inc. as of March 31, 2008 and the related statements of operations, changes in stockholder’s equity, and cash flows for the period from March 14, 2008 (inception) to March 31, 2008.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enhanced Oil Recovery Technologies, Inc. as of
March 31, 2008, and the results of its operations and its cash flows for the period from March 14, 2008 (inception) to March 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ Jonathon P. Reuben
Jonathon P. Reuben, C.P.A.
Accountancy Corporation
Torrance, California
Date: June 9, 2008

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
FINANCIAL STATEMENTS

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A Development Stage Company)
BALANCE SHEET
MARCH 31, 2008

Assets

Current assets	$-

License agreement	60,500

Total assets	$60,500

Liabilities and stockholder's equity

Current liabilities
License fee payable	$60,500

Total liabilities	60,500

Stockholder's equity
Common stock; $0.01 par value; 1,000,000 shares
authorized; 1,000 shares issued and outstanding	10
Common stock subscribed	(10)

Total stockholder's equity	-

Total liabilities and stockholder's equity	$60,500

The accompanying notes are an integral part of these financial statements

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 14, 2008 THROUGH MARCH 31, 2008

Revenue	$-

Expenses	-

Net income	$-

Net income per share - basic and
diluted	$-

Weighted average common equivalent
shares outstanding - basic and diluted	1,000

The accompanying notes are an integral part of these financial statements

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
FOR THE PERIOD MARCH 14, 2008 THROUGH MARCH 31, 2008

					Deficit
					Accumulated
				Common	During the
		Common Stock		Stock	Development
	Date	Shares	Amount	Subscribed	Stage	Total

Issuance of common shares	3/14/2008	1,000	$10	$(10)	$-	$-
Net income - period ended
March 31, 2008		-	-	-	-	-

Balance - March 31, 2008		1,000	$10	$(10)	$-	$-

The accompanying notes are an integral part of these financial statements

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD MARCH 14, 2008 THROUGH MARCH 31, 2008

From
March 14, 2008
(Inception)
Through
March 31,
2008

Cash flows from operating activities
Net income	$-

Net cash used in operating activities	-

Cash flows from investing activities	-

Cash flows from financing activities	-

Net increase in cash and cash equivalents	-

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$-

The accompanying notes are an integral part of these financial statements

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Enhanced Oil Recovery Technologies, Inc (“the Company”) was incorporated n Nevada on March 14, 2008. The Company is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7.   The Company has licensed technology to be utilized in offshore deep-water oil and gas exploration (see Note 3 – License Agreement).  On March 31, 2008, all of the common stock of the Company was sold to Platina Energy Inc. (“Platina”) by its then parent, UTEK Corporation (“UTEK”).

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations. As of March 31, 2008, the Company had no cash.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method and with useful lives used in computing depreciation ranging from 3 to 5 years.  When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Expenditures for maintenance and repairs are charged to operations as incurred; additions, renewals and betterments are capitalized.

LONG-LIVED ASSETS

The Company accounts for its long-lived assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."  SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value or disposable value. As of Mach 31, 2008, the Company did not deem any of its long-term assets to be impaired.

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

BASIC AND DILUTED INCOME (LOSS) PER SHARE

In accordance with SFAS No. 128, "Earnings Per Share," basic income (loss) per common share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding. Diluted income (loss) per common share is computed similar to basic income per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. As of March 31, 2008, the Company did not have any equity or debt instruments outstanding that can be converted into common stock.

PROVISION FOR INCOME TAXES

The Company accounts for income taxes under SFAS 109, "Accounting for Income Taxes." Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Pursuant to SFAS No. 107, “Disclosures About Fair Value of Financial Instruments”, the Company is required to estimate the fair value of all financial instruments included on its balance sheet as of March 31, 2008. The Company considers the carrying value of such amounts in the financial statements to approximate their fair value.

REVENUE RECOGNITION

The Company has not generated any income since its inception.

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

RECENT ACCOUNTING PRONOUNCEMENTS

SFAS No. 159 - In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This Statement applies to all entities, including not-for-profit organizations. Most of the provisions of this Statement apply only to entities that elect the fair value option. However, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply this Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. The choice to adopt early should be made after issuance of this Statement but within 120 days of the beginning of the fiscal year of adoption, provided the entity has not yet issued financial statements, including required notes to those financial statements, for any interim period of the fiscal year of adoption. This Statement permits application to eligible items existing at the effective date (or early adoption date). The Company has evaluated the impact of the implementation of SFAS No. 159 and does not believe the impact will be significant to the Company's overall results of operations or financial position.

SFAS No. 141 (revised 2007) – In December 2007, the FASB issued Statement No. 141 (revised 2007), Business Combinations. This statement replaces FASB Statement No. 141 Business Combinations.  The objective of this Statement is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, this Statement establishes principles and requirements for how the acquirer 1) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, 2) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and 3) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently assessing the potential effect of SFAS 141 (revised 2007) on its financial statements.

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

SFAS No. 160 – In December 2007, the FASB issued Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51. The objective of this Statement is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require 1) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity, 2) the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, 3) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, 4) when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, and 5) entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  The Company is currently assessing the potential effect of SFAS 160 on its financial statements.

SFAS No. 161 - In December 2007, the FASB issued Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133. This Statement changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.

This Statement is intended to enhance the current disclosure framework in Statement 133. The Statement requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. This disclosure better conveys the purpose of derivative use in terms of the risks that the entity is intending to manage. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives. Finally, this Statement requires cross-referencing within the footnotes, which should help users of financial statements locate important information about derivative instruments.

This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption.

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

The Company is currently evaluating SFAS 161 and has not yet determined its potential impact on its future results of operations or financial position.

NOTE 2 - EQUITY

The Company has one class of stock which is common. Each outstanding share is entitled to one vote. The Company is authorized to issue 1,000,000 shares of common stock and has only 1,000 shares outstanding that was initially issued to UTEK Corporation for $10. The $10 was not received by the Company until after March 31, 2008 and is considered a subscription receivable on the balance sheet (See Note 4 – Subsequent Events).

NOTE 3 – LICENSE AGREEMENT

The Company entered into an agreement with the University of Texas Systems (“System”) to license patented technology on an exclusive basis pertaining to offshore deep-water oil and gas exploration. The technology allows for the separation of gas from other fluids without the need of installing a gas-vent line, thus significantly reducing the cost of abstracting gas from these types of wells. The effective date of the license is March 31, 2008 with a term of 20 years, unless terminated sooner as provided in the license.

Within 5 days of the effective date, the Company is required to pay an upfront license fee of $60,000 and pay patent expenses of $500. The $60,500 was paid directly by UTEK Corporation on April 4, 2008. In addition to these payments, the license agreement requires 1) an annual maintenance fee of $1,000, 2) royalties of 4% of all consideration received by the Company and its affiliate from all consideration received including installation services, production license, maintenance services, and from the net sales of products developed from the licensed technology, and 3) a user fee equal to the greater of $1,000 or 4% of Average Sales Price of the Licensed Product (“ASPLP”) on each production well which is owned or managed by the Company on which the licensed product is installed.

The license requires minimum royalties of:

$5,000 for the 12 months ended December 31, 2008
$10,000 for the 12 months ended December 31, 2009
$15,000 for each 12 month period thereafter

The Company is responsible for all costs associated the underlying patent including fees incurred in filing, prosecuting, and maintenance. For sublicenses initiated by the Company, it is required to pay Systems 30% of all Sublicense consideration. For sublicenses initiated by Systems, the Company is required to pay Systems 65% of all Sublicense consideration. Systems can terminate the license as provided for in the license agreement which includes failure by the Company to make any required payment within 30 days of its due date, or failure for the Company to make its first sale of licensed product by June 30, 2009. The Company can terminate the license by ceasing or not making any sales of licensed product, by giving 180 days written notice and paying all accrued amounts due, or by failure to cure a breach of any provision of the license within 30 days of receiving written notice of such breach by Systems.

ENHANCED OIL RECOVERY TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 4 – SUBSEQUENT EVENTS

On April 4, 2008, UTEK, the former parent of the Company directly paid the University of Texas Systems $60,500 pursuant to the terms of the license agreement (See Note 3 – License Agreement.). In addition, UTEK also transferred $300,000 directly to Platina, the current parent of the Company. The $300,000 is the agreed upon cash that Utek was obligated to contribute to the Company at the date it was acquired by Platina pursuant to the terms of acquisition agreement between UTEK and Platina.

Unaudited Pro Forma Financial Information
Ending March 31, 2008

PLATINA ENERGY GROUP, INC. & SUBSIDIARIES
(An Exploratory Stage Company)
UNAUDITED PRO FORMA BALANCE SHEET

	Historical
	March 31, 2008
					Unaudited
		Enhanced Oil			Pro forma
	Platina Energy	Recovery		Pro forma	March 31,
	Group Inc.	Technologies Inc.		Adjustments	2008
	(Unaudited)				(Unaudited)

ASSETS
Current assets
Cash	$57,566	$-		$-	$57,566
Accounts receivable, trade	29,172	-		-	29,172
Accounts receivable, other	82,570	-		-	82,570
Prepaid expenses	812,500	-		-	812,500
Total current assets	981,808	-		-	981,808

Property & equipment
Oil and gas properties	5,063,319	-		-	5,063,319
Other property and equipment	10,633	-		-	10,633

Other assets
Intangible assets subject to amortization	198,572	60,500	B	1,165,350	1,424,422

	$6,254,332	$60,500		$1,165,350	$7,480,182

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued expenses	$57,830	$60,500		$-	$118,330
Accrued compensation due officers	397,000	-		-	397,000
Derivative liabilities	1,365,677	-		-	1,365,677

Convertible notes payable and accrued interest payable,	103,297	-		-	103,297
Note payable to related party	293,820	-		-	293,820
Notes payable - other	3,562,662	-		-	3,562,662
Total current liabilities	5,780,286	60,500		-	5,840,786

Commitments and Contingencies	-	-		-	-

Stockholders' deficit
Preferred stock, par value $.001, 20,000,000 shares authorized
70,000 shares designated Series A, 61,091 shares issued and
outstanding. Aggregate liquidation preference of $0. One
share of Series A preferred is convertible into 10 shares
of common stock.	61	-		-	61
Preferred stock, 100,000 shares designated Series B, 98,964
shares issued and outstanding. Aggregate
liquidation preference of $9,896.	99	-		-	99
One share of Series B preferred is convertible
into 100 shares of common stock.
Preferred stock, 10,000 shares designated Series C,	4	-		-	4
3,600 shares issued and outstanding
Aggregate liquidation of $360. One
share of Series C preferred is convertible into
100 shares of common stock.
Preferred stock, 100,000 shares designated Series F,	-	-		-	-
100,000 shares issued and outstanding
Aggregate liquidation of $1,440,000. 100,000 shares			B	100	100
of Series F preferred is convertible into
16,941,176 shares of common stock.
Common stock; $0.001 par value; 100,000,000 shares
authorized; 99,697,908 shares issued and 81,697,908 shares outstanding.	81,698	10	B	(10)	81,698
Additional paid in capital	21,116,657		A	360,500	22,642,407
			B	1,165,250
Accumulated deficit	(6,913,820)			-	(6,913,820)
Deficit accumulated during the exploratory stage	(13,810,653)			-	(13,810,653)
Common stock subscribed	-	(10)	A	(360,500)	(360,500)
			B	10
Total stockholders' deficit	474,046	-		1,165,350	1,639,396

	$6,254,332	$60,500		1,165,350	$7,480,182

The accompanying notes are an integral part of these financial statements

F-1

PLATINA ENERGY GROUP INC. & SUBSIDIARIES
(An Exploratory Stage Company)
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

Platina Energy, Inc. for the year ended March 31, 2008
Enhanced Oil Recovery Technologies, Inc. for the period from inception (March 14, 2008 through March 31, 2008)

	Historical
	March 31, 2008
				Unaudited
		Enhanced Oil		Pro forma
	Platina Energy	Recovery	Pro forma	March 31,
	Group Inc.	Technologies Inc.	Adjustments	2008
	(Unaudited)			(Unaudited)

Revenue from equipment lease	$7,200	$-	$-	$7,200
Income earned during the exploratory stage	107,685	-	-	107,685
	114,885	-	-	114,885

Operating Expenses
Testing costs associated with Thermal Pump	7,200	-	-	7,200
Depreciation, depletion, and amortization	7,476	-	-	7,476
General and administrative expenses	2,461,617	-	-	2,461,617
	2,476,293	-	-	2,476,293

Loss from Operations	(2,361,408)	-	-	(2,361,408)

Other Income (Expense)
Interest income	2,570	-	-	2,570
Gain on sale of asset	134,786	-	-	134,786
Interest expense	(733,572)	-	-	(733,572)
Changes in fair value of derivative liability	(248,030)	-	-	(248,030)
Loss on settlement of debt	(9,885,309)	-	-	(9,885,309)
	(10,729,555)	-	-	(10,729,555)

Net Loss	$(13,090,963)	$-	$-	$(13,090,963)

Per Share Data
Basic loss per share	$(0.25)	$-	$-	$(0.25)

Weighted average common
shares outstanding	52,245,166	52,245,166	52,245,166	52,245,166

The accompanying notes are an integral part of these financial statements

F-2

PLATINA ENERGY GROUP, INC. & SUBSIDIARIES
(An Exploratory Stage Company)
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

Platina Energy Group, Inc. for the three months ended March 31, 2008
Enhanced Oil Recovery Technologies, Inc. for the period from inception (March 14, 2008 through March 31, 2008)

	Historical
	March 31, 2008
				Unaudited
		Enhanced Oil		Pro forma
	Platina Energy	Recovery	Pro forma	March 31,
	Group Inc.	Technologies Inc.	Adjustments	2008
	(Unaudited)			(Unaudited)

Revenue from equipment lease	$-	$-	$-	$-
Income earned during the exploratory stage	56,859	-	-	56,859
	56,859	-	-	56,859

Operating Expenses
Testing costs associated with Thermal Pump	-	-	-	-
Depreciation, depletion, and amortization	-	-	-	-
General and administrative expenses	712,213	-	-	712,213
	712,213	-	-	712,213

Loss from Operations	(655,354)	-	-	(655,354)

Other Income (Expense)
Interest income	-	-	-	-
Gain on sale of asset	134,786	-	-	134,786
Interest expense	(357,439)	-	-	(357,439)
Changes in fair value of derivative liability	1,235,780	-	-	1,235,780
Loss on settlement of debt	(1,344,000)	-	-	(1,344,000)
	(330,873)	-	-	(330,873)

Net Loss	$(986,227)	$-	$-	$(986,227)

Per Share Data
Basic loss per share	$(0.01)	$-	$-	$(0.01)

Weighted average common
shares outstanding	78,046,466	1,000	(1,000)	78,046,466

The accompanying notes are an integral part of these financial statements

F-3

PLATINA ENERGY GROUP, INC.
(An Exploratory Stage Company)
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Reorganization

On March 31, 2008, Platina Energy Group, Inc. (Platina) acquired all of the outstanding shares of Enhanced Oil Recovery Technologies, Inc. (Enhanced) from UTEK Corporation (UTEK). Platina is based in Texas and is in the business of oil and gas exploration. Enhanced was incorporated in Nevada on March 14, 2008. Its sole asset at the time of the acquisition was licensed technology utilized in offshore deep-water oil and gas exploration. The license will terminate 20 years from date of issuance.

Under the terms of the acquisition, Platina received all of the outstanding shares of Enhanced in exchange for issuing 100,000 shares of its Series F Convertible Preferred Stock. The preferred shares are to be converted after six months and before a year from the acquisition date into $1,440,000 worth of common shares of Platina, based upon the average of the five days closing price of Platina common shares prior to the conversion date. A convertible floor price of $.02 per common share has been established.  In addition, as part of the acquisition, Platina granted warrants to UTEK for the purchase of 500,000 shares of its common stock at price of $.25 per share and warrants to purchase 500,000 shares of common stock at a price of $.50 per share. The warrants expire five years from date of grant and are valued at $85,850.

Under the terms of the acquisition, UTEK is responsible for infusing $300,000 into Enhanced and pay Enhanced required upfront license fee and patent expense of $60,500 to the University of Texas Systems, the licensor. The $360,500 was paid by UTEK on April 4, 2008.

Platina valued the net assets acquired at $1,525,850, which consisted of the following:

Receivable from UTEK Corporation	$360,500
License agreement	1,225,850
Less: License fee payable	(60,500)
$1,525,850

Pro forma Adjustments

A.	To record the $360,500 due from UTEK.
B.	To record the acquisition of Enhanced Oil Recovery Technologies, Inc.

F-4